EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Treasurer and Chief Financial Officer of Optimal Group Inc. (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

      1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2004                   /s/ Gary S. Wechsler
                                        --------------------
                                            Gary S. Wechsler
                                            Treasurer and
                                            Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of this report or as a separate disclosure document.


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